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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Starwood Property Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830

April 5, 2010

Dear Fellow Stockholders:

        The directors and officers of Starwood Property Trust, Inc. (the "Company") join me in extending to you a cordial invitation to attend the Company's 2010 Annual Meeting of stockholders (the "Annual Meeting"). The Annual Meeting will be held on May 6, 2010 at 1:00 p.m., Eastern time, at The Ritz Carlton, Westchester, Three Renaissance Square, White Plains, NY 10601.

        Enclosed you will find the notice of meeting, proxy statement and proxy card. At the Annual Meeting, we are seeking to elect seven directors, all of whom will be elected by the stockholders, voting as a single class. The stockholders will also be asked to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the upcoming year.

        Your management and Board of Directors unanimously recommend that you vote FOR all nominees for directors and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the upcoming year.

        It is very important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Therefore, please submit your proxy as promptly as possible—by telephone, by Internet or by completing, signing and returning the enclosed proxy card in the post-paid envelope provided. This will ensure that your shares are represented at the Annual Meeting.

        Thank you for your continuing support.

Yours very truly,
Barry S. Sternlicht Chairman and Chief Executive Officer

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2010

To the Stockholders of Starwood Property Trust, Inc.:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Starwood Property Trust, Inc., a Maryland corporation (the "Company"), will be held at The Ritz Carlton, Westchester, Three Renaissance Square, White Plains, NY 10601 on May 6, 2010 at 1:00 p.m., Eastern time, to consider and vote on the following matters:

  1.
  The election of seven directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified;

  2.
  The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010; and

  3.
  The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Details concerning those matters to come before the Annual Meeting are set forth in the accompanying proxy statement for your inspection.

        We have also enclosed the Company's Annual Report on Form 10-K for the year ended December 31, 2009. We hope you will find it informative.

        Our Board of Directors has fixed the close of business on March 19, 2010 as the record date for the determination of stockholders entitled to notice of or to vote at the Annual Meeting or any meetings held upon adjournment or postponement of the Annual Meeting. Only the holders of record of the Company's common shares as of the close of business on March 19, 2010 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        Stockholders are cordially invited to attend the meeting in person. The presence at the meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum. Your vote is important. Whether or not you plan to attend the meeting, please authorize proxies to cast your votes today by following the easy instructions on the enclosed proxy card.

By Order of the Board of Directors,
Andrew J. Sossen Secretary

Dated: April 5, 2010
Greenwich, Connecticut

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; PLEASE PROMPTLY VOTE BY TELEPHONE OR BY INTERNET, OR MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL INNISFREE M&A INCORPORATED, THE COMPANY'S PROXY SOLICITOR, TOLL-FREE AT 888-750-5834 (BANKS AND BROKERS MAY CALL COLLECT AT 212-750-5833).

Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are provided in connection with the solicitation of proxies by the Board of Directors of Starwood Property Trust, Inc., a Maryland corporation (the "Company"), for use at the 2010 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Ritz Carlton, Westchester, Three Renaissance Square, White Plains, NY 10601, on May 6, 2010 at 1:00 p.m., Eastern time, and any adjournments or postponements thereof. Directions to attend the Annual Meeting and vote in person are available on the Company's website, www.starwoodpropertytrust.com, under the heading "Investor Relations" then under "Directions to the Annual Meeting." The mailing address of the Company's executive office is 591 West Putnam Avenue, Greenwich, Connecticut 06830. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to holders of the Company's common stock, par value $.01 per share (the "Common Stock"), on or about April 5, 2010.

Matters to Be Voted on at the Annual Meeting

        At the Annual Meeting, the following matters will be voted on:

  1.
  The election of seven directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  2.
  The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010; and

  3.
  The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders Entitled to Vote

        The Board of Directors has fixed the close of business on March 19, 2010 as the record date for the determination of stockholders entitled to notice of and to vote their shares of Common Stock at the Annual Meeting. As of March 19, 2010, the Company had outstanding 47,583,800 shares of Common Stock. Each share of Common Stock entitles its holder to one vote.

Voting at the Annual Meeting

        If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

  FOR the election of each of the director nominees; and

  FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Voting on Other Matters

        If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date this Proxy Statement went to press, the Company did not know of any other matter to be raised at the Annual Meeting.

Required Vote

        The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for purposes of transacting business at the Annual Meeting. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        Election of the nominees for the seven director positions requires the affirmative vote of a plurality of all votes cast at the Annual Meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes "withheld" from one or more director nominees therefore will have no effect on the outcome of the vote.

        The affirmative "FOR" vote of a majority of votes case at the Annual Meeting is required to approve all other proposals, including the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm and the approval of the stockholder proposal described in this Proxy Statement. In tabulating the voting result for any particular proposal, abstentions and, if applicable, broker non-votes are not counted as votes "FOR" or "AGAINST" the proposal.

        Under the rules of the New York Stock Exchange ("NYSE"), if you are a beneficial owner of the Company's shares, your bank, broker or other holder which holds your shares in "street name" (each, a "record holder") has the authority to vote your shares on certain matters when it does not receive voting instructions from you. Record holders that do not receive voting instructions are entitled to vote on the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm. Record holders may not vote on the proposal regarding election of directors absent instructions from you. Without your voting instructions, a broker non-vote will occur.

How to Vote

        You may submit a proxy in any of the following ways:

        Submitting a Proxy by Telephone or the Internet:    If you are a stockholder of record, you may appoint your proxy by telephone, or electronically through the Internet, by following the instructions on your proxy card. Easy-to-follow prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. The Company's telephone and Internet proxy submission procedures are designed to authenticate stockholders by using individual control numbers. If you hold your shares in "street name", please check your voting instruction card or contact your bank or broker to determine whether you will be able to provide your instructions by telephone or the Internet.

        Submitting a Proxy by Mail:    If you are a stockholder of record, you can appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, you can instruct your bank or broker to vote by following the directions on your voting instruction card.

        By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.

        Voting in Person at the Annual Meeting:    Stockholders may vote in person by ballot at the Annual Meeting. Stockholders who own their shares in street name may vote in person at the Annual Meeting only if they provide a legal proxy, executed in their favor, from the holder of record of their shares. You will also be asked to provide photo identification at the Annual Meeting.

        Please note that even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance to ensure your shares are represented. Your vote in person at the Annual Meeting will revoke any proxy previously submitted.

Solicitation of Proxies

        In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Company and by certain financial services firms and their representatives, who will receive no extra compensation for their services. If the Company records votes by telephone or through the Internet, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

Cost of Proxy Solicitation

        The Company will pay the expenses of soliciting proxies in connection with this Proxy Statement. Proxies may be solicited in person or by mail, telephone, electronic transmission and facsimile transmission on the Company's behalf by directors, officers or employees of the Company or its subsidiaries, without additional compensation. Innisfree M&A Incorporated has been engaged to assist in the solicitation of proxies for the Company for a fee of $8,500 plus reasonable out-of-pocket expenses. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries that are requested to forward soliciting materials to the beneficial owners of the stock held of record by such persons.

Revocation of Proxies

        A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date prior to the Annual Meeting or (iii) sending written notice of revocation to the Company's Secretary prior to the Annual Meeting at 591 West Putnam Avenue, Greenwich, Connecticut 06830.

List of Stockholders

        A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Eastern time, at the Company's executive office at 591 West Putnam Avenue, Greenwich, Connecticut 06830, by contacting the Secretary of the Company.

Availability of Annual Report and Proxy Materials on the Internet

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2010.

        The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2009 are available at www.starwoodpropertytrust.com.

        The Company makes available free of charge through its website, at www.starwoodpropertytrust.com, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports and other filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC, and also makes available on its website the charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee and its Codes of Business Conduct and Ethics, as well as its Corporate Governance Guidelines. Copies in print of these documents are available upon written request to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary. Requests may also be directed to 203-422-7700 or via e-mail to www.investorrelations@stwdreit.com. Copies may also be accessed electronically by means of the SEC's home page at www.sec.gov.

Confidentiality of Voting

        The Company keeps all proxies, ballots and voting tabulations confidential as a matter of practice. The Company only lets Innisfree M&A Incorporated and its Inspector of Election, American Stock Transfer & Trust Company ("AST"), examine these documents. Occasionally, stockholders provide written comments on their proxy card, which then may be forwarded to the Company's management by AST.

Voting Results

        AST, the Company's independent tabulating agent, will count the votes and act as the Inspector of Election. The Company will disclose the preliminary voting results in a Current Report on Form 8-K within four business days of the date of the Annual Meeting and will file an amendment to such Current Report on Form 8-K to disclose the final voting results within four business days of the date that final voting results are known.

Recommendations of the Board of Directors

        The Board of Directors recommends a vote FOR each of the nominees for director and FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Bylaws provide that the Board of Directors may establish, increase or decrease the number of directors, provided that the number of directors shall never be less than the minimum required by the Maryland General Corporation Law, nor more than 15. The Company's Board of Directors is currently comprised of seven members.

        At the Annual Meeting, seven directors will be elected to serve on the Board of Directors, each for a one-year term expiring in 2010, and each until their respective successors are duly elected and qualified. The shares of Common Stock represented by the enclosed proxy will be voted for the election as directors of the three nominees named below, unless a vote is withheld from any of the three individual nominees. If any nominee becomes unavailable or unwilling to serve as a director on the Board of Directors for any reason, shares of Common Stock represented by the accompanying proxy will be voted for such other person as the Board of Directors may nominate.

Information Concerning the Director Nominees

        The Board of Directors has unanimously proposed Richard D. Bronson, Jeffrey F. DiModica, Jeffrey G. Dishner, Camille J. Douglas, Ellis F. Rinaldi, Barry S. Sternlicht and Strauss Zelnick as nominees for election as directors of the Company, each to serve for a one-year term expiring in 2011.

        The Board of Directors recommends a vote FOR each of the nominees for director.

        We believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities, are able to work collaboratively to make contributions to the Board of Directors and management. The Company values a number of attributes and criteria when identifying candidates to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities and diversity, including a mix of genders and multi-cultural viewpoints.

        Set forth on the following pages is biographical and other background information concerning each nominee for election as a director. This information includes each nominee's principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board's conclusion that each nominee should serve as a director. In addition, set forth below is the period during which each nominee has served as a director of the Company. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement. Ages shown for all directors are as of December 31, 2009.

        Information concerning the names, ages, terms and positions with the Company and business experience of the members of the Board of Directors is set forth below.

Name	Age	Position
Richard D. Bronson(1)(2)(3)	64	Director
Jeffrey F. DiModica(2)(4)	42	Director
Jeffrey G. Dishner(4)	45	Director
Camille J. Douglas(1)(3)	58	Director
Ellis F. Rinaldi(4)	47	Director
Barry S. Sternlicht(4)	49	Chairman of the Board of Directors
Strauss Zelnick(1)(2)(3)(4)	52	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

(4)
Member of the Investment Committee

        Richard D. Bronson has been a director of the Company since its inception in 2009. Since 2000, Mr. Bronson has been the CEO of The Bronson Companies, LLC based in Beverly Hills, California, a real estate development company. Mr. Bronson has been involved in the development of several shopping centers and office buildings throughout the United States. Mr. Bronson served as a director of Mirage Resorts and was President of New City Development, an affiliate of Mirage Resorts, where he oversaw many of the company's new business initiatives and activities outside Nevada. Mr. Bronson is on the Board of the Neurosurgery Division at UCLA Medical Center. He is a member of the Western Real Estate Business Editorial Board. Mr. Bronson has also served as Vice President of the International Council of Shopping Centers (ICSC), an association representing 50,000 industry professionals in more than 80 countries. Mr. Bronson is the founder and president of Native American Empowerment, LLC, a private company dedicated to monitoring, advocating and pursuing Native American gaming opportunities and tribal economic advancement. Mr. Bronson's experience and knowledge in the real estate industry provides valuable insight into potential investments and the current state of the commercial real estate markets.

        Jeffrey F. DiModica has been a director of the Company since its inception in 2009. Since 2007, Mr. DiModica has been the head of MBS/ABS/CMBS sales for the Americas at the Royal Bank of Scotland ("RBS"), in Stamford, Connecticut, a global financial services firm. The group Mr. DiModica runs is responsible for distribution of MBS, ABS and CMBS securities to institutional clients, including banks, hedge funds, insurance companies and money managers. Mr. DiModica previously headed the Boston sales office for RBS from 2001 to 2007. Prior to joining RBS, Mr. DiModica sold derivative and MBS products for Merrill Lynch from 1993 to 2001. Mr. DiModica began his career in Merchant and Investment Banking in the Real Estate group at Chemical Bank from 1989 to 1991. Mr. DiModica received his B.S.B.A. with a concentration in Finance in 1989 from Boston University, his M.B.A. from Dartmouth College's Amos Tuck School in 1993, and his Chartered Financial Analyst designation in 1995. Mr. DiModica provides valuable insights into potential CMBS and RMBS investments and the current status of those markets.

        Jeffrey G. Dishner has been a director and President of the Company since its inception in 2009. He also serves as an Executive Vice President of SPT Management, LLC, an affiliate of the Company ("SPT Management"). He is a Senior Managing Director of Starwood Capital Group, also an affiliate of the Company, and the Head of Real Estate Acquisitions at Starwood Capital Group, a privately-held global investment management firm. Mr. Dishner is a member of the Executive and Investment Committees of Starwood Capital Group. Prior to joining Starwood Capital Group in 1994, Mr. Dishner was with the Commercial Mortgage Finance Group of J.P. Morgan & Co., where he focused on whole-loan dispositions and securitizations for various thrift institutions from 1993 to 1994. Prior to J.P. Morgan & Co., Mr. Dishner was a member of the Acquisitions Group at JMB Realty Corporation from 1987 to 1991. Mr. Dishner received a B.S. in economics from the Wharton School of Finance at the University of Pennsylvania and an M.B.A. from the Amos Tuck School at Dartmouth College. Mr. Dishner's experience in the commercial real estate markets provides important perspectives on the Company's investments.

        Camille J. Douglas has been a director of the Company since 2010. Ms. Douglas is the Founder and Principal of Mainstreet Capital Partners, a private firm that focuses on real estate financial advisory services and transactions throughout the world with its primary focus in the U.S., United Kingdom, Brazil and India. Prior to forming Mainstreet Capital Partners, from 1982 to 1994, Ms. Douglas was Senior Vice President, Finance, of Olympia & York, and from 1977 to 1982 she was a Vice President, Real Estate, at Morgan Stanley & Co., Inc. Ms. Douglas is an Adjunct Professor at Columbia Business School and a Lecturer at Harvard University Graduate School of Design. Ms. Douglas holds a B.A. from Smith College and a Masters from Harvard University Graduate School of Design. Ms. Douglas' experience in the commercial real estate markets provides important perspectives on the Company's investments as well as potential financings for the Company's investments.

        Ellis F. Rinaldi has been a director of the Company since its inception in 2009. He is also the General Counsel and an Executive Vice President of SPT Management. He is an Executive Vice President of Starwood Capital Group and has been one of its two Co-General Counsels since 1999. Mr. Rinaldi has represented Starwood Capital Group's legal interests since 1991. Mr. Rinaldi is actively involved in the legal aspects of all of Starwood Capital Group's business, including acquisitions, financing, asset management and strategic planning. Mr. Rinaldi became an officer of Starwood Capital Group and a member of Starwood Capital Group's Executive Committee in 1999. Mr. Rinaldi has been structuring, negotiating, documenting and closing complex real estate transactions since 1987. He was an associate at the law firm of Winthrop, Stimson, Putnam & Roberts and then Pircher, Nichols & Meeks prior to forming Rinaldi, Finkelstein & Franklin, L.L.C. ("RFF"), Starwood Capital Group's lead outside counsel. Mr. Rinaldi also serves on the board of directors of Baccarat. Mr. Rinaldi received his J.D. from George Washington University, where he was a member of the GW Law Review, and his B.B.A. degree, summa cum laude, in accounting from the University of Massachusetts at Amherst, Honors Program. Mr. Rinaldi's legal experience in the real estate field provides the Board with both risk oversight and extensive knowledge of the structure of real estate related investments.

        Barry S. Sternlicht has been the Chairman of the Board of Directors and the Chief Executive Officer of the Company since its inception in 2009. He also serves as the President of SPT Management and has been the President and Chief Executive Officer of Starwood Capital Group since its formation in 1991. Over the past 18 years, Mr. Sternlicht has structured more than 300 investment transactions with an asset value of more than $40 billion. He was the Chairman of Starwood Hotels & Resorts Worldwide, Inc. ("Starwood Hotels"), an NYSE-listed company and an affiliate of the Company, from September 1997 to May 2005 and the Chief Executive Officer of Starwood Hotels from January 1999 to October 2004. He was also the Chairman of Starwood Hotels & Resorts, a wholly-owned subsidiary of Starwood Hotels, from January 1995 to May 2005 and the Chief Executive Officer of this subsidiary from January 1995 to October 2004. Founded by Mr. Sternlicht in 1995, Starwood Hotels is now one of the leading hotel and leisure companies in the world with more than 800 properties in 80 countries and more than 115,000 employees. Starwood Hotels is a fully integrated owner, operator and franchiser of hotels and resorts with seven internationally renowned brands, including: The St. Regis, The Luxury Collection, W Hotels, Sheraton, Westin, Le Meridien and Four Points by Sheraton, as well as Starwood Vacation Ownership, Inc., a premier developer and operator of vacation ownership resorts. Mr. Sternlicht is Chairman of the Board of Société du Louvre and Baccarat. He also serves on the Board of Directors of National Golf, The Estée Lauder Companies, the National Advisory Board of JPMorgan Chase and the Advisory Board of Eurohypo Bank. Mr. Sternlicht is a Trustee of Brown University. He serves on the boards of the Juvenile Diabetes Research Foundation's National Leadership Advocacy Program, Kids in Crisis, The Harvard Club, the Business Committee for the Arts and the Center for Christian-Jewish Understanding. He is a member of the Committee to Encourage Corporate Philanthropy, the Presidential Tourism & Travel Advisory Board, the Young Presidents Organization, the World Travel & Tourism Council and the Urban Land Institute. Mr. Sternlicht received his B.A., magna cum laude, with honors from Brown University. He later earned an M.B.A. with distinction from Harvard Business School. Mr. Sternlicht's extensive experience in both the commercial real estate markets and as a senior executive and director of other publicly traded corporations provides the Board with leadership and financial expertise as well as insight into the current status of the global financial markets.

        Strauss Zelnick has been a director of the Company since its inception in 2009. Mr. Zelnick is a founding partner of ZelnickMedia, a media enterprise which manages and holds interests in an array of media businesses in the United States, Canada, Europe, Asia and Australia. Prior to forming ZelnickMedia in 2001, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a music and entertainment company, from 1998 to 2000. Mr. Zelnick served as President and Chief Executive Officer of the company's North American business unit from 1995 to 1998. Before joining BMG Entertainment, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Prior to that, he spent four years as President and Chief Operating Officer of 20th Century Fox, where he managed all aspects of Fox Inc.'s worldwide motion picture production and distribution business. Previously, he spent three years at Vestron Inc., two of which as the company's President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Television, at Columbia Pictures. Mr. Zelnick currently serves as chairman of the boards of directors of Take-Two Interactive Software, ITN Networks and CME. He serves on the boards of Naylor Publications and Blockbuster, Inc. He holds a B.A. from Wesleyan University and an M.B.A. from Harvard Business School and J.D. from Harvard Law School. Mr. Zelnick's experience as a director and senior executive of publicly traded corporations provides the Company with leadership as well as financial expertise.

Compensation of Directors

        A member of the Company's Board of Directors who is also an employee of Starwood Capital Group is referred to as an executive director. Executive directors do not receive compensation for serving on the Company's Board of Directors. Each non-executive director receives an annual fee for his or her services of $40,000, payable in quarterly installments in conjunction with quarterly meetings of the board of directors, $500 per each telephonic meeting of the Board of Directors and an annual award of 1,000 restricted shares of the Company's common stock which vest on the anniversary of the date of grant, subject to the director's continued service on the Company's Board of Directors. Each of the Company's non-executive directors may elect to forego receipt of all or any portion of the cash or equity compensation payable to them for service as one of the Company's directors and direct that the Company pay such amounts to a charitable cause or institution designated by such director. The Company also reimburses each of its directors for their travel expenses incurred in connection with their attendance at full Board of Directors and committee meetings.

        Concurrently with the Company's initial public offering of common stock in August 2009, the Company granted 2,200 restricted shares of its common stock to each of its four then non-executive directors, pursuant to the Company's Director Stock Plan. These awards of restricted stock vest ratably in three annual installments on each of the first, second and third anniversaries of the completion of the Company's initial public offering of common stock, subject to the director's continued service on the Company's Board of Directors.

        The table below summarizes the compensation paid by the Company to its non-management directors in 2009 for the year ended December 31, 2009.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c)	Option Awards (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
Richard D. Bronson	$15,404	$44,000	—	—	—	—	$59,404
Jeffrey F. DiModica	$15,404	$44,000	—	—	—	—	$59,404
Camille J. Douglas(1)	—	—	—	—	—	—	—
Lynn Foreseter de Rothschild(2)	$15,404	$44,000	—	—	—	—	$59,404
Strauss Zelnick	$15,404	$44,000	—	—	—	—	$59,404

(1)
Camille J. Douglas joined the Board of Directors effective January 11, 2010.

(2)
Lynn Forester de Rothschild resigned from the Board of Directors effective January 11, 2010.

 CORPORATE GOVERNANCE

Determination of Director Independence

        Pursuant to the Company's Corporate Governance Guidelines, the Board of Directors must be comprised of a majority of directors who qualify as independent directors ("Independent Directors") under the listing standards of the New York Stock Exchange (the "NYSE"). The Board of Directors reviews annually the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Following such annual review, only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) will be considered Independent Directors, subject to additional qualifications prescribed under the listing standards of the NYSE or under applicable law. The Board may adopt and disclose categorical standards to assist it in determining director independence. In the event that a director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the listing standards of the NYSE or under applicable law, the director shall promptly inform the Chairman of the Corporate Governance and Nominating Committee.

        The Board of Directors has determined that each of Richard D. Bronson, Jeffrey F. DiModica, Camille J. Douglas and Strauss Zelnick is an Independent Director under the listing standards of the NYSE. The Board of Directors separately determined that Lynn Forester de Rothschild was an Independent Director under the listing standards of the NYSE during her service on the Board of Directors from August 2009 through January 2010.

        In making this determination with respect to Mr. DiModica, the Board of Directors took into account potential relationships between the Company and RBS, for which Mr. DiModica is the head of MBS/ABS/CMBS sales for the Americas. The Board of Directors acknowledged that although the Company may engage in transactions with RBS or its affiliates (together, the "RBS Parties") from time to time, the Company and RBS have entered into an agreement providing that the RBS Parties shall not make payments to, or receive payments from, the Company for property or services which exceeds the greater of $1 million or 2% of the RBS Parties' consolidated gross revenues in any fiscal year, in order to maintain Mr. DiModica's status as an Independent Director of the Company.

Board Leadership Structure and Role in Risk Oversight

        Barry S. Sternlicht serves as both Chief Executive Officer and as Chairman of the Board of Directors. The Board of Directors believes that this leadership structure is appropriate and has enabled the Company to attract and retain a strong Chief Executive Officer. This structure avoids any lack of clarity over who runs the Company and results in a leader of the Board of Directors with greater substantive knowledge of the Company and the industry in which it operates than would otherwise be the case. The Board of Directors believes that all of these considerations provide value for the Company's stockholders.

        The Board of Directors does not have a lead independent director, but the Board of Directors believes that the current arrangement provides for adequate independent oversight of the Company. For example, there is already a significant emphasis on Board of Directors independence. Currently, a majority of the members of the Board of Directors meet the independence requirements under NYSE rules. The members of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee of the Board of Directors, including their respective chairs, are comprised entirely of Independent Directors who serve in oversight roles. Through these committees, the Board is actively involved in oversight of risk, compliance, possible conflicts of interest and related party transactions, and business results. Members of the Board of Directors have complete access to management and outside advisors; thus, the Chairman is not the sole source of information for the

Board of Directors. The Company's overall corporate governance policies and practices combined with the strength of the Company's Independent Directors minimize any potential conflicts that may result from combining the roles of Chief Executive Officer and Chairman. In the Company's view, splitting the roles would potentially have the consequence of making the Company's management and governance processes less effective than they are today through undesirable duplication of work and, in the worst case, lead to a blurring of the clear lines of accountability and responsibility, without any clear offsetting benefits.

        The Manager is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company's management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Board and Committee Meetings

        The Board of Directors has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Investment Committee. Each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee is composed entirely of independent directors, as determined in accordance with the applicable rules of the NYSE. The current charters for each of the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Investment Committee are available on the investor relations page of the Company's website, www.starwoodpropertytrust.com, under the heading "Investor Relations" then the sub-heading "Corporate Governance." Further, the Company will provide a copy of these charters without charge to each stockholder upon written request. Requests for copies should be addressed to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary.

        The following descriptions of the functions performed by the committees of the Board of Directors are general in nature and are qualified in their entirety by reference to the committees' charters.

Audit Committee

        The Audit Committee, presently composed of Mr. Bronson, Ms. Douglas and Mr. Zelnick, assists the Board in its general oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditors, and the performance of our internal audit function and independent auditor. The Board of Directors adopted a charter for the Audit Committee on August 11, 2009. Each Audit Committee member is "independent" as defined in the NYSE listing standards. The Board of Directors has determined that Mr. Zelnick qualifies as an "audit committee financial expert" as defined in the applicable SEC rules, and the Board of Directors has determined that Mr. Zelnick has accounting and related financial management expertise and that each member of the Audit Committee is financially literate within the meaning of the listing standards of the NYSE. The Audit Committee met two (2) times during the fiscal year ended December 31, 2009.

        The primary purposes of the Audit Committee are to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, (a) assisting the Board of Directors' oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the Company's independent auditors' qualifications and independence, and (iv) the performance of the Company's independent auditors and the Company's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee, presently composed of Mr. Bronson, Ms. Douglas and Mr. Zelnick, recommends to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; advises the Board of Directors with respect to the composition of the Board of Directors, procedures and committees; advises the Board of Directors with respect to the corporate governance principles applicable to the Company; and oversees the evaluation of the Board of Directors and the Company's management. The Board of Directors adopted a charter for the Nominating and Corporate Governance Committee on August 11, 2009. Each Nominating and Corporate Governance Committee member is "independent" as defined in the NYSE listing standards. The Company commenced operations in August 2009, and the Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2009.

        The Nominating and Corporate Governance Committee, as required by the Company's Bylaws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

        The Company's Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary. The Secretary must receive the notice of a stockholder's intention to introduce a nomination or proposed item of business at an annual stockholder meeting:

  •
  in the case of the 2010 Annual Meeting, no later than the close of business on April 2, 2010;

  •
  in the case of Annual Meetings after the 2010 Annual Meeting, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; or

  •
  in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made by the Company.

        The Bylaws also provide that the stockholder nomination notice must contain all information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serve as director if elected).

        As to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, the notice must include:

  •
  the name and record address of the stockholder, as they appear on the Company's stock ledger, and of such beneficial owner; and

  •
  the number of shares of each class of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

        In considering the qualifications for serving as a director of the Company, the Nominating and Corporate Governance Committee examines a candidate's experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the Board. The Corporate Governance and Nominating Committee also may seek to have the Board represent a diversity of backgrounds and experience.

        The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

        Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee requests information from the candidate and reviews the person's accomplishments and qualifications. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder; however, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Compensation Committee

        The Compensation Committee, presently composed of Mr. Bronson, Mr. DiModica and Mr. Zelnick, oversees the Company's compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans. The Compensation Committee also oversees the annual review of the management agreement, dated as of August 11, 2009, as the same may be amended from time to time, by and among the Company and SPT Management, LLC, as manager, and oversees the annual review of the Manager Equity Plan, the Equity Plan and the Director Stock Plan, each as adopted on August 11, 2009. The Board of Directors adopted a charter for the Compensation Committee on August 11, 2009. Each Compensation Committee member is "independent" as defined in the NYSE listing standards. The Company commenced operations in August 2009, and the Compensation Committee did not meet during the fiscal year ended December 31, 2009.

        The primary purposes of the Compensation Committee are:

  •
  to oversee the Company's compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans;

  •
  to review and discuss with management the Company's compensation discussion and analysis ("CD&A") to be included in the Company's annual proxy statement or annual report on Form 10-K filed with the SEC;

  •
  to prepare the Compensation Committee Report as required by the rules of the SEC;

  •
  to oversee the annual review of the Management Agreement; and

  •
  to oversee the annual review of the Manager Equity Plan, the Equity Plan and the Director Stock Plan.

        The Compensation Committee has authority to determine the compensation payable to the Company's directors and to grant awards under the Company's equity incentive plans and from time to time may solicit recommendations from the Company's executive officers and/or outside compensation consultants in determining the amount or form of such director compensation or awards. The Compensation Committee also oversees risk when it considers granting equity awards to the Manager under the Management Agreement. In particular, the factors considered by the Compensation Committee in making grants to the Manager may include performance related factors such as achievement of specified levels of net income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Manager to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, and/or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. As a result, the Compensation Committee evaluates performance factors, such as net income, in conjunction with other key risk exposure factors in making grants to the Manager. The Compensation Committee has the discretion to retain and terminate compensation consultants as it deems necessary to fulfill its duties.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is presently comprised of Messrs. Bronson, DiModica and Zelnick, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2009, the year of the Company's formation, and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

Number of Meetings of the Board of Directors and Attendance in 2009

        The Board of Directors met two (2) times during the fiscal year ended December 31, 2009. In 2009, each director which served through the end of the fiscal year attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which such director served. The Company expects each director serving on its Board of Directors to regularly attend meetings of the Board of Directors and the committees on which such director serves, and to review, prior to meetings, material distributed in advance for such meetings. A director who is unable to attend a meeting is expected to notify the Chairman of the Board of Directors or the chairman of the appropriate committee in advance of such meeting. The Company's policy regarding director attendance at the Annual Meetings of Stockholders is to encourage directors to attend such meetings. The Company was formed in 2009 and did not hold an Annual Meeting during the fiscal year ended December 31, 2009.

Report of the Audit Committee

        In accordance with and to the extent permitted by the rules of the Securities and Exchange Commission (the "SEC"), the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company's future filings made under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or under the Securities Act of 1933, as amended (the "Securities Act"), and shall not be deemed to be "soliciting material" or to be "filed" under the Exchange Act or the Securities Act.

        The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the Audit Committee are "independent" as defined in the NYSE listing standards.

        The Audit Committee's job is one of oversight, as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with the generally accepted accounting principles.

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management and with Deloitte & Touche LLP, the Company's independent registered public accounting firm for fiscal year 2009.

        The Audit Committee has discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.

        The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, has discussed Deloitte & Touche LLP's independence with Deloitte & Touche LLP and has considered the compatibility of non-audit services with independence of the independent registered public accounting firm.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
Strauss Zelnick (Chairperson)
Richard D. Bronson
Camille J. Douglas

Executive Sessions of Non-Management Directors

        Executive sessions of the non-management directors occur regularly during the course of the year. "Non-management directors" include all Independent Directors.

Information on Corporate Governance and Stockholder Communications

        The Company maintains a corporate governance section on its website to provide relevant information to stockholders. Corporate governance information available on the website includes the charters of the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Investment Committee of the Board of Directors, the Corporate Governance Guidelines of the Company, the Code of Business Conduct and Ethics and the Code of Ethics applicable to the Principal Executive Officer and Senior Financial Officers of the Company. This information is available on the investor relations page of the Company's website, www.starwoodpropertytrust.com, under the heading "Investor Relations" then the subheading "Corporate Governance," and the information is available in print without charge to any stockholder upon written request to Starwood Property Trust, Inc., West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary.

        The Board recommends that stockholders initiate communications with the Board, the Chairman, or any committee of the Board in writing to the attention of our Secretary at the address set forth above. This process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The Board has instructed our Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration.

EXECUTIVE OFFICERS

        Information concerning the names, ages, terms and positions with the Company and business experience of the executive officers of the Company is set forth below. Ages shown for all executive officers are as of December 31, 2009.

Name	Age	Position
Barry S. Sternlicht	49	Chief Executive Officer
Jeffrey G. Dishner	45	President
Barbara J. Anderson	45	Chief Financial Officer and Treasurer
Andrew J. Sossen	33	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Jerome C. Silvey	52	Executive Vice President

        The Company's Chief Executive Officer, its President and its Executive Vice President, Mr. Silvey, are executives of Starwood Capital Group. The Company does not have any employees except those that Starwood Capital Group has seconded to the Company exclusively: the Company's Chief Financial Officer and Treasurer, currently Ms. Anderson, and the Company's Executive Vice President, General Counsel and Chief Compliance Officer, currently Mr. Sossen. The Manager is not obligated to dedicate any specific personnel exclusively to the Company other than the Company's Chief Financial Officer and Treasurer and its Executive Vice President, General Counsel and Chief Compliance Officer. In addition, none of the Company's officers (other than the persons who serve as the Company's Chief Financial Officer and Treasurer and Executive Vice President, General Counsel and Chief Compliance Officer) or the officers of the Manager are obligated to dedicate any specific portion of their time to the Company's business. Each of them has significant responsibilities for the Starwood Private Real Estate Funds and other investment vehicles currently managed by affiliates of Starwood Capital Group.

        In addition to Messrs. Sternlicht, Dishner and Rinaldi, for whom biographical information is provided above under "Proposal 1: Election of Directors," the following individuals serve as the Company's executive officers:

        Barbara J. Anderson has been the Company's Chief Financial Officer and Treasurer since its inception in August 2009. Ms. Anderson has over 15 years experience in accounting, financial reporting, and analysis in the financial service industry, including six years with Starwood Capital Group where she has served as Vice President and Controller. From 2006 to present, Ms. Anderson has served as Vice President at Starwood Capital Group overseeing various accounting and financial reporting matters and functions. From 2003 to 2006, Ms. Anderson was Manager of Treasury Accounting for Xerox, where she helped design and implement Sarbanes-Oxley Section 404 procedures and controls, as well as oversee debt and derivatives. Ms. Anderson started her accounting career at KPMG Peat Marwick in the early 1990s in the financial services group and worked on RTC engagements as well as audits of banks, broker dealers and investments companies. She is a member of the American Institute of CPAs and Connecticut Society of CPAs. Ms. Anderson holds a B.B.A., summa cum laude, in Accounting from Western Connecticut State University and an M.B.A. with distinction from the University of Connecticut.

        Andrew J. Sossen has been the Company's Executive Vice President, General Counsel and Chief Compliance Officer since January 2010. Prior to joining the Company, Mr. Sossen served from 2006 to 2009 as the General Counsel of KKR Financial Holdings LLC, a publicly traded specialty finance company, and KKR Asset Management, where he was a member of senior management and was integrally involved in the policy and strategic decision-making, as well as in the day-to-day operations of the business. Mr. Sossen's legal career began at Simpson Thacher & Bartlett LLP where he was a member of the firm's corporate department specializing in capital markets and mergers and acquisitions. Mr. Sossen received both his Juris Doctorate and Bachelor of Arts from the University of Pennsylvania.

        Jerome C. Silvey has been one of the Company's Executive Vice Presidents since the Company's inception in August 2009. He is also an executive vice president of the Manager. Mr. Silvey is an Executive Vice President and has been the Chief Financial Officer of Starwood Capital Group since 1993. He is a member of the Executive and Investment Committees of Starwood Capital Group. Mr. Silvey oversees all of partnership and property accounting, tax planning and compliance, investor relations and treasury operations for Starwood Capital Group. Mr. Silvey joined Starwood in 1993 after 13 years at Price Waterhouse, where he served a variety of clients, including IBM and Olympia & York. He is a member of the Board of Directors of Société du Louvre and Baccarat. Mr. Silvey received a B.A. in mathematical economics from Colgate University in Hamilton, New York. He earned his MBA from Rutgers Graduate School of Management.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information, prior to and after this offering, regarding the ownership of each class of the Company's capital stock by:

  •
  each of the Company's directors and director nominees;

  •
  each of the Company's executive officers;

  •
  each holder of 5% or more of each class of the Company's capital stock; and

  •
  all of the Company's directors, director nominees and executive officers as a group.

        In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days (such as shares of restricted Common Stock that are currently vested or which are scheduled to vest within 60 days).

        Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. The percentage of beneficial ownership is calculated based on 47,583,800 shares of Common Stock outstanding as of March 19, 2010. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 591 West Putnam Avenue, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Capital Research Global Investors 333 South Hope Street Los Angeles, California 90071	4,400,000	(1)	9.2%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	4,127,767	(2)	8.7%

Oppenheimer Funds, Inc. Two World Financial Center 225 Liberty Street New York, New York 10281	2,619,177	(3)	5.5%

Richard D. Bronson	7,200	(4)	*

Jeffrey F. DiModica	7,200	(4)	*

Jeffrey G. Dishner	-0-		*

Camille J. Douglas	2,200	(4)	*

Ellis F. Rinaldi	-0-		*

Barry S. Sternlicht	1,000,000		2.1%

Strauss Zelnick	2,200	(4)	*

Barbara J. Anderson	-0-		*

Jerome C. Silvey	-0-

Andrew J. Sossen	-0-		*

10 Directors and Executive Officers as a Group	1,018,800		2.1%

*
Less than 1%

(1)
Based on information as of December 31, 2009 set forth in Schedule 13G filed with the Securities and Exchange Commission by Capital Research Global Investors on February 10, 2010, which has sole voting power with respect to 4,400,000 of these shares and sole dispositive power with respect to 4,400,000 of these shares.

(2)
Based on information as of December 31, 2009 set forth in Schedule 13G filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. on February 11, 2010, which has sole voting power with respect to 493,250 of these shares and sole dispositive power with respect to 4,127,767 of these shares.

(3)
Based on information as of December 31, 2009 set forth in Schedule 13G filed with the Securities and Exchange Commission by Oppenheimer Funds, Inc. on February 3, 2010, which has shared voting power with respect to 2,619,177 of these shares and shared dispositive power with respect to 2,619,177 of these shares.

(4)
Includes 2,200 shares of restricted Common Stock granted to non-executive director pursuant to the Starwood Property Trust, Inc. Non-Executive Director Stock Plan.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Because the Management Agreement provides that the Manager is responsible for managing the Company's affairs, the Company's chief executive officer and each of its other executive officers (other than Ms. Anderson, the Company's chief financial officer and treasurer and Mr. Sossen, the Company's executive vice president, general counsel, chief compliance officer and secretary), each of whom is an executive of Starwood Capital Group, do not receive cash compensation from the Company for serving as the Company's executive officers. Instead the Company pay the Manager the management fees described in "The Manager and the Management Agreement—Management Agreement—Management Fees, Incentive Fees and Expense Reimbursements" and, in the discretion of the compensation committee of the board of directors, the Company may also grant the Manager equity based awards pursuant to the Manager Equity Plan described below.

        Ms. Anderson, the Company's chief financial officer and treasurer and Mr. Sossen, the Company's executive vice president, general counsel, chief compliance officer and secretary, were seconded to the Company exclusively by Starwood Capital Group under the terms of agreements with Starwood Capital Group pursuant to which the Company is charged by Starwood Capital Group for its expenses incurred in employing the person or persons serving those roles, including annual base salary, bonus potential, any related employee's withholding taxes and employee benefits. Ms. Anderson's initial annual base salary was $200,000, and her initial annual cash bonus was $200,000. Concurrently with the completion of the Company's initial public offering of Common Stock, the Company granted Ms. Anderson 5,000 restricted stock units. This award vests ratably in quarterly installments over a three-year period beginning on October 1, 2009, subject to her continued service as one of the Company's executive officers. Once vested, this award will be settled in shares of Common Stock. However, restricted stock units that vest during the first year of the three-year vesting period will not be settled in shares until promptly following the first anniversary of the commencement of vesting. Restricted stock units that vest after the fourth quarterly vesting date will be settled promptly, but in no event later than 30 days, following the applicable quarterly vesting date. Ms. Anderson is entitled to receive "distribution equivalents" with respect to these restricted stock units, whether or not vested, at the same time and in the same amounts as distributions are paid to the Company's common stockholders. Mr. Sossen was seconded to the Company in January 2010.

        In their capacities as officers or personnel of Starwood Capital Group, persons other than Ms. Anderson and Mr. Sossen will devote such portion of their time to our affairs as is necessary to enable the Company to operate its business. The Company has adopted equity incentive plans for its officers, its non-employee directors, the Manager and the Manager's personnel and other service providers to encourage their efforts toward the Company's continued success, long-term growth and profitability and to attract, reward and retain key personnel. See "—Equity Incentive Plans" for detailed descriptions of the Company's equity incentive plans.

Equity Incentive Plans

        The Company has adopted equity incentive plans to provide incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including the Manager and affiliates and personnel of the Manager and its affiliates, and any joint venture affiliates of the Company. All of the Company's equity incentive are administered by the compensation committee of the board of directors. The compensation committee, as appointed by the board of directors, has the full authority (1) to administer and interpret the equity incentive plans, (2) to authorize the granting of awards, (3) to determine the eligibility of directors, officers, advisors, consultants and other personnel, including the Manager and affiliates and personnel of the Manager and its affiliates, and any joint venture affiliates of the Company, to receive an award, (4) to determine the number of shares of

Common Stock to be covered by each award (subject to the individual participant limitations provided in the applicable equity incentive plan), (5) to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the applicable equity incentive plan), (6) to prescribe the form of instruments evidencing such awards, and (7) to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the applicable equity incentive plan or the administration or interpretation thereof; however, neither the compensation committee nor the board of directors may take any action under any of the Company's equity incentive plans that would result in a repricing of any stock option without having first obtained the consent of the Company's stockholders. In connection with this authority, the compensation committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The compensation committee consists solely of non-executive directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as the Company is subject to Section 162(m) of the Internal Revenue Code, qualify as an outside director for purposes of Section 162(m) of the Internal Revenue Code, or, if no committee exists, the board of directors. The total number of shares that may be made subject to awards under the Manager Equity Plan and the Equity Plan (both of which are described below) is equal to 3,112,500. The Company has also reserved a total of 100,000 shares of Common Stock for issuance under the Director Stock Plan.

  Manager Equity Plan

        The Starwood Property Trust, Inc. Manager Equity Plan provides for the grant of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and other equity-based awards to the Manager. As noted above, under "Equity Incentive Plans," the maximum number of shares that may be made subject to awards under the Manager Equity Plan is equal to 3,112,500, less any shares of Common Stock issued or subject to awards granted under the Equity Plan. If any vested awards under the Manager Equity Plan are paid or otherwise settled without the issuance of shares of Common Stock, or any shares of Common Stock are surrendered to or withheld by the Company as payment of the exercise price of an award and/or withholding taxes in respect of an award, the shares that were subject to such award will not be available for re-issuance under the Manager Equity Plan. If any awards under the Manager Equity Plan are cancelled, forfeited or otherwise terminated without the issuance of shares of Common Stock (except as described in the immediately preceding sentence), the shares that were subject to such award will be available for re-issuance under the Manager Equity Plan. Shares issued under the Manager Equity Plan may be authorized but unissued shares or shares that have been reacquired by the Company. In the event that the compensation committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Manager Equity Plan, then the compensation committee will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the compensation committee may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock). Awards under the Manager Equity Plan are intended to either be exempt from, or comply with, Section 409A of the Code.

        Upon termination of the Management Agreement by the Company for cause or by the Manager for any reason other than for cause or due to a change in the Manager's compensation under the

Management Agreement, any then unvested awards held by the Manager will be immediately forfeited and cancelled without consideration. Upon any other termination of the Management Agreement or change in control of the Company (as defined under the Manager Equity Plan), any award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved, provided, that with respect to an award that is subject to Section 409A of the Code, a change in control of the Company must constitute a "change of control" within the meaning of Section 409A of the Code.

        Concurrently with the closing of the Company's initial public offering of Common Stock, the Company granted to the Manager 1,375,000 restricted stock units. The award of restricted stock units vests ratably on a quarterly basis over a three-year period that began on October 1, 2009. Once vested, this award of restricted stock units will be settled in shares of Common Stock. However, restricted stock units that vest during the first year of the three-year vesting period will not be settled in shares until promptly following the first anniversary of the commencement of vesting. Restricted stock units that vest after the fourth quarterly vesting date will be settled promptly, but in no event later than 30 days, following the applicable quarterly vesting date. The Manager is entitled to receive "distribution equivalents" with respect to these restricted stock units, whether or not vested, at the same time and in the same amounts as distributions are paid to the Company's common stockholders. This award was intended to further align the interests of the Manager and Starwood Capital Group with the Company's stockholders.

        In addition to the restricted stock units that the Company granted to the Manager concurrently with the completion of the Company's initial public offering of Common Stock, the Company may from time to time grant additional equity incentive awards to the Manager pursuant to the Manager Equity Plan. The Manager may, in the future, allocate a portion of these awards or ownership or profits interests in it to officers of the Manager or other personnel of Starwood Capital Group in order to provide incentive compensation to them.

  Equity Plan

        The Starwood Property Trust, Inc. Equity Plan provides for the grant of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and other equity-based awards to the Company's non-executive directors, officers and other employees and independent contractors, including employees or directors of the Manager and its affiliates who are providing services to the Company. As noted above under "Equity Incentive Plans," the maximum number of shares that may be made subject to awards under the Equity Plan is equal to 3,112,500, less any shares of Common Stock issued or subject to awards granted under the Manager Equity Plan. During the term of the Equity Plan, no more than 50,000 shares may be made subject to awards granted to the person or persons who serve as the Company's chief financial officer and/or chief compliance officer. If any vested awards under the Equity Plan are paid or otherwise settled without the issuance of Common Stock, or any shares of Common Stock are surrendered to or withheld by the Company as payment of the exercise price of an award and/or withholding taxes in respect of an award, the shares that were subject to such award will not be available for re-issuance under the Equity Plan. If any awards under the Equity Plan are cancelled, forfeited or otherwise terminated without the issuance of shares of Common Stock (except as described in the immediately preceding sentence), the shares that were subject to such award will be available for re-issuance under the Equity Plan. Shares issued under the Equity Plan may be authorized but unissued shares or shares that have been reacquired by the Company. In the event that the compensation committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Equity Plan, then the compensation committee will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the compensation committee may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock). Awards under the Equity Plan are intended to either be exempt from, or comply with, Section 409A of the Code.

        Unless otherwise determined by the compensation committee and set forth in an individual award agreement, upon termination of an award recipient's services to the Company, any then unvested awards will be cancelled and forfeited without consideration. Upon a change in control of the Company (as defined under the Equity Plan), any award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved, provided, that with respect to an award that is subject to Section 409A of the Code, a change in control of the Company must constitute a "change of control" within the meaning of Section 409A of the Code.

Director Stock Plan

        The Starwood Property Trust, Inc. Non-Executive Director Stock Plan (referred to below as the Director Stock Plan provides for the issuance of restricted or unrestricted shares of Common Stock or restricted stock units. The Director Stock Plan is intended, in part, to implement the Company's program of non-executive director compensation described above under "Executive and Director Compensation—Compensation of Directors." The Company has reserved a total of 100,000 shares for issuance under the Director Stock Plan. If any awards under the Equity Plan are cancelled, forfeited or otherwise terminated, the shares that were subject to such award will be available for re-issuance under the Director Stock Plan. Shares issued under the Director Stock Plan may be authorized but unissued shares or shares that have been reacquired by the Company. In the event that the compensation committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Director Stock Plan, then the compensation committee will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; and (iii) the performance goals, if any, applicable to outstanding awards. In addition, the compensation committee may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock). Awards under the Director Stock Plan are intended to either be exempt from, or comply with, Section 409A of the Code.

        Each award of restricted stock or restricted stock units will be subject to such restrictions as will be set forth in the applicable award agreement. Unless otherwise determined by the compensation committee, upon a non-executive director's removal or resignation from the board of directors, the director will forfeit any as yet unvested awards granted under the Director Stock Plan. Upon a change in control of the Company (as defined under the Director Stock Plan), any award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved, provided, that with respect to an award that is subject to Section 409A of the Code, a change in control of the Company must constitute a "change of control" within the meaning of Section 409A of the Code.

Management Agreement

        Pursuant to the Management Agreement, the Manager provides the day-to-day management of the Company's operations. The Management Agreement requires the Manager to manage the Company's business affairs in conformity with the policies and the investment guidelines that are approved and monitored by the board of directors.

  Base Management Fee

        The Company pays the Manager a base management fee in an amount equal to 1.5% of the Company's stockholders' equity, per annum, calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company's stockholders' equity means: (a) the sum of (1) the net proceeds from all issuances of the Company's equity securities since inception (allocated on a pro rata basis for such issuances during the fiscal quarter of any such issuance), plus (2) the Company's retained earnings at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less (b) any amount that the Company pays to repurchase its Common Stock since inception. It also excludes (1) any unrealized gains and losses and other non-cash items that have impacted stockholders' equity as reported in the Company's financial statements prepared in accordance with GAAP, and (2) one-time events pursuant to changes in GAAP, and certain non-cash items not otherwise described above, in each case after discussions between the Manager and the Company's independent directors and approval by a majority of the Company's independent directors. As a result, the Company's stockholders' equity, for purposes of calculating the management fee, could be greater or less than the amount of stockholders' equity shown on the Company's financial statements. The Manager uses the proceeds from its management fee in part to pay compensation to its officers and personnel who, notwithstanding that certain of them also are the Company's officers, receive no cash compensation directly from the Company, other than Ms. Anderson, the Company's chief financial officer and treasurer and Mr. Sossen, the Company's executive vice president, general counsel, chief compliance officer and secretary, who were seconded exclusively to the Company by Starwood Capital Group. The management fee is payable independent of the performance of the Company's portfolio.

        The management fee of the Manager shall be calculated within 30 days after the end of each quarter and such calculation shall be promptly delivered to the Company. The Company is obligated to pay the management fee in cash within five business days after delivery to the Company of the written statement of the Manager setting forth the computation of the management fee for such quarter.

  Incentive Fee

        The Company pays the Manager an incentive fee with respect to each calendar quarter (or part thereof that the management agreement is in effect) in arrears. The incentive fee will be an amount, not less than zero, equal to the difference between (1) the product of (x) 20% and (y) the difference between (i) the Company's Core Earnings (as defined below) for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price per share of Common Stock of all of the Company's public offerings of Common Stock multiplied by the weighted average number of all shares of Common Stock outstanding (including any restricted stock units, any restricted shares of Common Stock and any other shares of Common Stock underlying awards granted under the Company's equity incentive plans) in the previous 12-month period, and (B) 8% and (2) the sum of any incentive fee paid to the Manager with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless Core Earnings for the 12 most recently completed calendar quarters is greater than zero.

        Core Earnings is a non-GAAP measure and is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that the Company forecloses on any properties underlying its target assets), any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount will be adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between the Manager and the Company's independent directors and after approval by a majority of the Company's independent directors.

  Reimbursement of Expenses

        The Company is required to reimburse the Manager for the expenses described below. Expense reimbursements to the Manager are made in cash on a monthly basis following the end of each month. The Company's reimbursement obligation is not subject to any dollar limitation. Because the Manager's personnel perform certain legal, accounting, due diligence tasks and other services that outside professionals or outside consultants otherwise would perform, the Manager is paid or reimbursed for the documented cost of performing such tasks, provided that such costs and reimbursements are in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm's-length basis.

        The Company also pays all operating expenses, except those specifically required to be borne by the Manager under the Management Agreement. The expenses required to be paid by the Company include, but are not limited to:

  •
  expenses in connection with the issuance and transaction costs incident to the acquisition, disposition and financing of the Company's investments;

  •
  costs of legal, tax, accounting, consulting, auditing and other similar services rendered for the Company by providers retained by the Manager or, if provided by the Manager's personnel, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm's-length basis;

  •
  the compensation and expenses of the Company's directors and the cost of liability insurance to indemnify the Company's directors and officers;

  •
  costs associated with the establishment and maintenance of any of the Company's credit facilities, other financing arrangements, or other indebtedness of the Company (including commitment fees, accounting fees, legal fees, closing and other similar costs) or any of the Company's securities offerings;

  •
  expenses connected with communications to holders of the Company's securities or of the Company's subsidiaries and other bookkeeping and clerical work necessary in maintaining relations with holders of such securities and in complying with the continuous reporting and other requirements of governmental bodies or agencies, including, without limitation, all costs of preparing and filing required reports with the SEC, the costs payable by the Company to any transfer agent and registrar in connection with the listing and/or trading of the Company's stock on any exchange, the fees payable by the Company to any such exchange in connection with its listing, costs of preparing, printing and mailing the Company's annual report to its stockholders and proxy materials with respect to any meeting of the Company's stockholders;

  •
  costs associated with any computer software or hardware, electronic equipment or purchased information technology services from third-party vendors that is used for the Company;

  •
  expenses incurred by managers, officers, personnel and agents of the Manager for travel on the Company's behalf and other out-of-pocket expenses incurred by managers, officers, personnel and agents of the Manager in connection with the purchase, financing, refinancing, sale or other disposition of an investment or establishment and maintenance of any of the Company's securitizations or any of the Company's securities offerings;

  •
  costs and expenses incurred with respect to market information systems and publications, research publications and materials, and settlement, clearing and custodial fees and expenses;

  •
  compensation and expenses of the Company's custodian and transfer agent, if any;

  •
  the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency;

  •
  all taxes and license fees;

  •
  all insurance costs incurred in connection with the operation of the Company's business except for the costs attributable to the insurance that the Manager elects to carry for itself and its personnel;

  •
  costs and expenses incurred in contracting with third parties;

  •
  all other costs and expenses relating to the Company's business and investment operations, including, without limitation, the costs and expenses of acquiring, owning, protecting, maintaining, developing and disposing of investments, including appraisal, reporting, audit and legal fees;

  •
  expenses relating to any office(s) or office facilities, including, but not limited to, disaster backup recovery sites and facilities, maintained for the Company or its investments separate from the office or offices of the Manager;

  •
  expenses connected with the payments of interest, dividends or distributions in cash or any other form authorized or caused to be made by the board of directors to or on account of holders of the Company's securities or of the Company's subsidiaries, including, without limitation, in connection with any dividend reinvestment plan;

  •
  any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company or any subsidiary, or against any trustee, director, partner, member or officer of the Company or of any subsidiary in his capacity as such for which we or any subsidiary is required to indemnify such trustee, director, partner, member or officer by any court or governmental agency; and

  •
  all other expenses actually incurred by the Manager (except as described below) which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement.

        The Company will not reimburse the Manager for the salaries and other compensation of its personnel except that, pursuant to the secondment agreements between Starwood Capital Group and the Company with respect to Ms. Anderson and Mr. Sossen and described above, the Company is responsible for Starwood Capital Group's expenses incurred in employing Ms. Anderson as its chief financial officer and treasurer and Mr. Sossen as its executive vice president, general counsel, chief compliance officer and secretary, including annual base salary, bonus potential, any related employee's withholding taxes and employee benefits. In addition, the Company may be required to pay its pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for the Company's operations.

Grants of Equity Compensation to the Manager

        Under the Company's equity incentive plans, our compensation committee (or our board of directors, if no such committee is designated by the board) is authorized to approve grants of equity-based awards to the Company's officers or directors and to the Manager and its personnel and affiliates. Concurrently with the closing of the Company's initial public offering of common stock, the Company granted to the Manager 1,375,000 restricted stock units. This award of restricted stock units will vest ratably on a quarterly basis over a three-year period beginning on October 1, 2009. Once vested, this award of restricted stock units will be settled in shares of Common Stock. However, restricted stock units that vest during the first year of the three-year vesting period will not be settled in shares until promptly following the first anniversary of the contract of vesting. Restricted stock units that vest after the fourth quarterly vesting date will be settled promptly, but in no event later than 30 days, following the applicable quarterly vesting date. The Manager will be entitled to receive "distribution equivalents" with respect to these restricted stock units, whether or not vested, at the same time as distributions are paid to the Company's common stockholders. See "Management—Equity Incentive Plans."

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") included in this proxy statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this proxy statement.

Richard D. Bronson (Chairman)
Jeffrey F. DiModica
Strauss Zelnick

 Summary Compensation Table

        The following table provides information regarding compensation earned by Ms. Anderson, the Company's only "named executive officer" for the year ended December 31, 2009.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Barbara J. Anderson, Chief Financial Officer	2009	$78,078	$78,078	$100,000	-0-	-0-	-0-	$256,156

(1)
Consists of the pro rata portion of an initial annual salary of $200,000 paid to Ms. Anderson for her service as the Company's Chief Financial Officer and Treasurer from August 2009 to December 2009.

(2)
Consists of the pro rata portion of an initial annual cash bonus of $200,000 paid to Ms. Anderson for her service as the Company's Chief Financial Officer, Chief Compliance Officer and Treasurer from August 2009 to December 2009.

(3)
A discussion of the assumptions used in calculating these values may be found in Note 2 to the Company's 2009 audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2009.

(4)
Amount shown for stock awards consists entirely of the grant date fair value of such award, but disregarding the estimate of forfeitures related to service-based vesting conditions, in connection with service-bases restricted stock unit award to Ms. Anderson made in August 2009.

Outstanding Equity Awards at Fiscal Year-End
For Fiscal Year Ended December 31, 2009

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Barbara J. Anderson	-0-	-0-	$	N/A	N/A	4,166	(1)	$78,695.74	-0-	$	N/A

(1)
Does not include 834 restricted stock units awarded to Ms. Anderson that had vested as of December 31, 2009, but which will not be settled in shares of Common Stock until promptly following September 30, 2010.

 Option Exercises and Stock Vested
For Fiscal Year Ended December 31, 2009

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Barbara J. Anderson	-0-	-0-		(1)		$(1)

(1)
834 restricted stock units awarded to Ms. Anderson have vested as of December 31, 2009. However, vested restricted stock units that vest prior to September 30, 2010 will not be settled in shares of Common Stock until promptly following September 30, 2010.

Equity Compensation Plan Information

	(a)		(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,042,500	(1)	N/A	2,161,200
Equity compensation plans not approved by security holders	—		—	—
Total	1,042,500		N/A	2,161,200

(1)
Excludes 8,800 unvested restricted shares granted to the Company's directors and included in issued and outstanding shares.

 COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions, other than those events of noncompliance previously disclosed, during the fiscal year ended December 31, 2009.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposed Independent Auditor

        Deloitte & Touche LLP, independent certified public accountants, has served as independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ended December 31, 2009. The Audit Committee has appointed Deloitte & Touche LLP to be the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

        Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. The representatives of Deloitte & Touche LLP will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

        The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        At its meeting on March 4, 2010, 2010, the Audit Committee appointed Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for fiscal year ending December 31, 2010, subject to stockholder ratification. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

        The Audit Committee considered the non-audit services provided by Deloitte & Touche LLP and determined that the provision of such services was compatible with maintaining Deloitte & Touche LLP's independence. Deloitte & Touche LLP billed the Company the following:

        The aggregate accounting fees billed and services provided by the Company's principal independent registered public accounting firm for the year ended December 31, 2009 are as follows:

2009
Audit Fees	$452,362
Audit Related Fees	0
Tax Fees	72,069
All Other Fees	166,643

Total Fees	$691,074

Pre-Approval Policies for Services of Independent Registered Public Accounting Firm

        In accordance with Audit Committee policy and requirements of law, the Audit Committee pre-approves all services to be provided by the independent audit firm, including audit services, audit-related services, tax services, and other services. In some cases, the full Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. The Audit Committee has authorized its chairperson to pre-approve additional services and, if the chairperson pre-approves a service pursuant to this authority, he or she reviews the matter with the full Audit Committee at its next regularly scheduled meeting. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent audit firm. The Company obtains these services from other firms as needed.

        Audit Fees consisted of fees for the audits and quarterly reviews of the consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, statutory audits, consents and review of documents filed with the SEC, including certain Form 8-K filings.

        Audit-Related Fees relate primarily to services provided in connection with the Company's application of new accounting pronouncements.

        Tax Fees represent professional services for tax compliance, tax advice and tax planning.

        All Other Fees not listed in the Policies or appendices thereto must be separately pre-approved by the Audit Committee or the Chairperson.

        For the year ended December 31, 2009, all services provided by Deloitte & Touche LLP were pre-approved by the Audit Committee pursuant to the Policies.

Procedures

        Requests or applications to provide services that require specific approval by the Audit Committee or the Chairperson will be submitted to the Audit Committee or the Chairperson, as the case may be, by both the independent auditor and the Company's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC on auditor independence and the requested services is not a non-audit service prohibited by the SEC.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company is party to the Management Agreement with the Manager, pursuant to which the Manager provides the day-to-day management of the Company's operations. The Management Agreement requires the Manager to manage the Company's business affairs in conformity with the policies and the investment guidelines that are approved and monitored by the Company's Board of Directors. The Management Agreement has an initial three year term and will be renewed for one-year terms thereafter unless terminated by either the Company or the Manager. The Manager is entitled to receive a termination fee from the Company under certain circumstances. The Company is also obligated to reimburse certain expenses incurred by the Manager. The Manager is entitled to receive from the Company base management fee and an incentive fee. One half of each quarterly installment of the incentive fee will be payable in shares of Common Stock so long as the ownership of such additional number of shares by the Manager would not violate the 9.8% stock ownership limit set forth in the Company's Articles of Incorporation, after giving effect to any waiver from such limit that the Company's Board of Directors may grant to the Manager in the future. For the year ended December 31, 2009, the Company incurred $3,425,000 in base management fees and $0 in incentive compensation payable to the Manager. The Company also reimbursed the Manager for $163,000 of certain expenses incurred on the Company's behalf during that year, of which $114,000 was included in general and administrative expenses, $31,000 was included in offering costs and $18,000 was capitalized as loan costs in the Company's consolidated financial statements.

        The Company's chief executive officer and its president are also executives of Starwood Capital Group. As a result, the Management Agreement between the Company and the Manager was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to the Company as if it had been negotiated with an unaffiliated third party.

        The Management Agreement is intended to provide the Company with access to the Manager's pipeline of investment opportunities and its personnel and its experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations, legal and compliance functions and governance. However, the Company's chief executive officer and its president are also executives of Starwood Capital Group.

        Mr. Sternlicht, the Company's chairman and chief executive officer, is an investor in a fund sponsored by ZelnickMedia. Mr. Zelnick, one of the Company's directors, is a founding partner of ZelnickMedia.

        With respect to Mr. DiModica, the Board of Directors took into account potential relationships between the Company and RBS, for which Mr. DiModica is the head of MBS/ABS/CMBS sales for the Americas. The Board of Directors acknowledged that although the Company may engage in transactions with RBS or its affiliates (together, the "RBS Parties") from time to time, the Company and RBS have entered into an agreement providing that the RBS Parties shall not make payments to, or receive payments from, the Company for property or services which exceeds the greater of $1 million or 2% of the RBS Parties' consolidated gross revenues in any fiscal year, in order to maintain Mr. DiModica's status as an Independent Director of the Company.

Related Party Transaction Policies

        The Starwood Global Fund and the Starwood Hotel Fund Starwood Private Real Estate Funds (together, the "Starwood Private Real Estate Funds") collectively have the right to invest 25% of the equity capital proposed to be invested by any investment vehicle managed by an affiliate of Starwood Capital Group in debt interests relating to real estate. The Company's independent directors will periodically review the Manager's and Starwood Capital Group's compliance with these co-investment provisions, but they will not approve each co-investment by the Starwood Private Real Estate Funds and the Company unless the amount of capital the Company invests in the proposed co-investment otherwise requires the review and approval of the Company's independent directors pursuant to its investment guidelines.

        In order to avoid any actual or perceived conflicts of interest between the Manager, Starwood Capital Group, any of their affiliates or any investment vehicle sponsored or managed by Starwood Capital Group or any of its affiliates (the "Starwood Parties"), and the Company, the approval of a majority of the Company's independent directors is required to approve (i) any purchase of the Company's assets by any of the Starwood Parties, and (ii) any purchase by the Company of any assets of any of the Starwood Parties.

        The Board of Directors has adopted a policy with respect to any proposed investments by the Company's directors or officers or the officers of the Manager (the "Covered Persons"), in any of the Company's target asset classes. This policy provides that any proposed investment by a Covered Person for his or her own account in any of the Company's target asset classes will be permitted if the capital required for the investment does not exceed the personal investment limit. To the extent that a proposed investment exceeds the personal investment limit, the Board of Directors will only permit the Covered Person to make the investment (i) upon the approval of the disinterested directors, or (ii) if the proposed investment otherwise complies with terms of any other related party transaction policy the Board of Directors may adopt in the future.

        The Board of Directors has also adopted a policy regarding the approval of any "related person transaction," which is any transaction or series of transactions in which the Company or any of its subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person must promptly disclose to the Company's Secretary any related person transaction and all material facts about the transaction. The Company's Secretary then assesses and promptly communicates that information to the Compensation Committee. Based on its consideration of all of the relevant facts and circumstances, the Compensation Committee decides whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If the Company becomes aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to the Compensation Committee, which will evaluate all options available, including ratification, revision or termination of such transaction. This policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Restricted Common Stock and Other Equity-Based Awards

        The Company's Manager Equity Plan and Equity Plan together provide for the grants of restricted Common Stock and other equity-based awards up to an aggregate of 3,112,500 shares of Common Stock. Under the Manager Equity Plan, awards may be made to the Manager and under the Equity Plan awards may be made to the directors, officers, advisors and consultants of the Company. In addition, 100,000 shares under the Company's Director Stock Plan, 8,800 shares of which were granted to the Company's four independent directors at the time of the Company's initial public offering concurrently with the completion of such offering.

Purchases of Common Stock by Affiliates

        Concurrently with the completion of the Company's initial public offering of Common Stock and pursuant to the Private Placement Purchase Agreement, dated August 11, 2009, with Starwood Property Trust, Inc., SPT Investment, LLC, an affiliate of Starwood Capital Group which is controlled by Mr. Sternlicht, acquired 1,000,000 shares of common Stock in a private placement at a price per share equal to the price per share of the Common Stock offered in the initial public offering.

Registration Rights Agreement

        The Company is party to a registration rights agreement, dated August 17, 2009 (the "Registration Rights Agreement"), with regard to (i) the 1,000,000 shares of the Common Stock acquired by SPT Investment, LLC in the private placement occurring simultaneously with the completion of the Company's initial public offering, (ii) the shares of Common Stock that are issuable upon the vesting of the restricted stock units granted to the Manager under the Manager Equity Plan concurrently with the completion of the Company's initial public offering, (iii) any equity-based awards granted to the Manager under our Manager Equity Plan in the future and (iv) any shares of Common Stock that the Manager may receive pursuant to the incentive fee provisions of the Management Agreement in the future (collectively, the "Registrable Shares"). Pursuant to the Registration Rights Agreement, the Company SPT Investment, LLC, the Manager and their direct and indirect transferees:

  •
  unlimited demand registration rights to have the Registrable Shares registered for resale; and

  •
  in certain circumstances, the right to "piggy-back" the Registrable Shares in registration statements the Company might file in connection with any future public offering so long as the Company retain the Manager as its Manager under the Management Agreement.

        Notwithstanding the foregoing, any registration pursuant to the Registration Rights Agreement is subject to cutback provisions, and the Company is permitted to suspend the use, from time to time, of the prospectus that is part of the registration statement (and therefore suspend sales under the registration statement) for certain periods, referred to as "blackout periods."

"Starwood" License Agreement

        The Company is party to a license agreement, dated as of August 17, 2009 (the "License Agreement"), with Starwood Capital Group Global, L.P. ("Starwood Global") pursuant to which Starwood Global grants the Company a non-exclusive, royalty-free license to use the name and trademark "Starwood" and the logo for Starwood Capital Group. Under this agreement, the Company has a right to use this name, trademark and logo for so long as Starwood Capital Group and SPT Management, LLC are under common control and SPT Management, LLC serves as the Manager pursuant to the Management Agreement. This license and trademark terminate concurrently with any termination of the Management Agreement or any change of control of SPT Management, LLC.

Co-Investment and Allocation Agreement

        Pursuant to a Co-Investment and Allocation Agreement, dated as of August 17, 2009 (the "Co-Investment Agreement"), among the Manager, Starwood Capital Group and the Company, each of the Manager and Starwood Capital Group have agreed that the Company will be entitled to co-investment rights with the Starwood Private Real Estate Funds for so long as the Management Agreement is in effect and the Manager and Starwood Capital Group are under common control. In addition, the Manager and Starwood Capital Group have agreed that neither they nor any entity controlled by Starwood Capital Group will sponsor or manage any U.S. publicly traded investment vehicle that invests primarily in the Company's target asset classes other than the Company for so long as the Management Agreement is in effect and the Manager and Starwood Capital Group are under common control. However, the Manager, Starwood Capital Group and their respective affiliates may sponsor or manage another U.S. publicly traded investment vehicle that invests generally in real estate assets but not primarily in the Company's target assets, or a potential competing vehicle. The Manager and Starwood Capital Group have also agreed that for so long as the Management Agreement is in effect and the Manager and Starwood Capital Group are under common control, no entity controlled by Starwood Capital Group will sponsor or manage a potential competing vehicle or private or foreign competing vehicle, unless Starwood Capital Group adopts a policy that either (i) provides for the fair and equitable allocation of investment opportunities among all such vehicles and the Company, or

(ii) provides the Company the right to co-invest with such vehicles, in each case subject to the suitability of each investment opportunity for the particular vehicle and us and each such vehicle's and the Company's availability of cash for investment. Since the Company intends to invest predominantly in the United States in target assets secured primarily by U.S. collateral, any investment vehicle that invests predominantly in non-U.S. mortgage assets would not be considered a private or foreign competing vehicle for purposes of the Co-Investment Agreement.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

        Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2011 annual meeting of stockholders if they are received by the Company on or before December 5, 2010. Any proposal should be directed to the attention of the Company's Secretary at 591 West Putnam Avenue, Greenwich, Connecticut 06830. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be delivered to the Company's Secretary at the Company's principal offices not later than the last date for submission of stockholder proposals under the Company's Bylaws. In order for a proposal to be "timely" under the Company's Bylaws, it must be received not less than 90 days (January 4, 2011) nor more than 120 days (December 5, 2010) prior to the first anniversary of the date of the mailing of the notice for the 2010 Annual Meeting, April 5, 2010; provided, however, that in the event that the date of the 2011 Annual Meeting is advanced or delayed by more than 30 days from such anniversary date, notice by stockholders to be timely must be received not earlier than the 120th day prior to the date of mailing of the notice for the 2011 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2011 Annual Meeting or the 10th day following the day on which disclosure of the date of mailing of the notice for the 2011 Annual Meeting is made.

OTHER MATTERS

        The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

        No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

 ADDITIONAL INFORMATION

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by phone at (203) 422-7700 or send a written request to Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Secretary.

        If your household has received multiple copies of proxy statements and annual reports, you can request the delivery of single copies in the future by notifying the Company as listed above.

By Order of the Board of Directors,
Andrew J. Sossen Secretary
Dated: April 5, 2010
Greenwich, Connecticut

 STARWOOD PROPERTY TRUST, INC.

YOUR VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

STARWOOD PROPERTY TRUST, INC.

        The undersigned stockholder of Starwood Property Trust, Inc., a Maryland corporation (the "Company"), hereby appoints Barry S. Sternlicht and Andrew J. Sossen, or any one of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Ritz Carlton, Westchester, Three Renaissance Square, White Plains, NY 10601, on May 6, 2010, at 1:00 p.m., Eastern time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

        The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and "for" each of the other proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to Be Signed On Reverse Side.)

PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

ANNUAL MEETING OF STOCKHOLDERS OF
STARWOOD PROPERTY TRUST, INC.
May 6, 2010
PROXY VOTING INSTRUCTIONS
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of seven directors, each to serve until the next annual meeting of the holder of shares and until his or her successor is duly elected and qualifies:

NOMINEES:
☐	FOR ALL NOMINEES	☐	Richard D. Bronson
		☐	Jeffrey F. DiModica
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Jeffrey D. Dishner
		☐	Camille J. Douglas
☐	FOR ALL EXCEPT (See instructions below)	☐	Ellis F. Rinaldi
		☐	Barry S. Sternlicht
		☐	Strauss Zelnick

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here:    ☒

		FOR	AGAINST	ABSTAIN
2.	To ratify the Audit Committee's appointment of Deloitte & Touche LLP as Starwood Property Trust, Inc.'s independent registered public accounting firm for the year ending December 31, 2010.	☐	☐	☐
3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date	Signature of Stockholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End For Fiscal Year Ended December 31, 2009
Option Exercises and Stock Vested For Fiscal Year Ended December 31, 2009
Equity Compensation Plan Information
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
PROPOSAL 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING
OTHER MATTERS
ADDITIONAL INFORMATION
STARWOOD PROPERTY TRUST, INC.
YOUR VOTE IS IMPORTANT! THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STARWOOD PROPERTY TRUST, INC.